GENERAL	3 Months Ended
Mar. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.

RADCOM Ltd. (the "Company") is an Israeli corporation which provides Service Assurance and Customer Experience Management solutions for Communication Service Providers (“CSP”). The Company's solutions support the CSPs’ ongoing needs to monitor their networks (fixed and mobile) and assure the delivery of a quality service to their subscribers; both on virtual (“NFV”) networks and non-virtual networks. The Company specializes in solutions for next-generation networks, including LTE, LTE-A, VoLTE, IMS, VoIP, UMTS/GSM and mobile broadband. The Company’s comprehensive, carrier-grade solutions, are designed for big data analytics on terabit networks, and are used to enhance customer care management, network operations, engineering capabilities, network service management, network planning and marketing. The Company’s shares are listed on the NASDAQ Capital Market under the symbol RDCM.

In February 2014, the Company's MaveriQ solution, a software probe based solution, which replaced the OmniQ solution, a hardware-based solution, officially launched and started selling. Since 2015, the Company invests in major R&D efforts, which will be continued in the future, to develop its NFV solutions.

In December 2015, the Company signed a multi-year sales agreement for the sale of MaveriQ, to a leading North American Tier-1 telecom operator. During the three month period ended March 31, 2016, the Company recognized revenues in amount of $5,749 from such agreement. (see also Note 8d). In March 2016, the company received an initial payment of $18,000 pursuant to this agreement.

The Company has wholly-owned subsidiaries in the United States, Brazil and India that are primarily engaged in the sales, marketing and customer support of the Company's products in North America, Brazil and India.

b.	The Company has an accumulated deficit of $57,116 as of March 31, 2016. The Company has managed its liquidity during this time through a series of cost reduction initiatives, including reduction in workforce and private placement transactions. In addition, the Company's net cash provided by operating activities during the three month period ended March 31, 2016 was $15,498. The Company believes that its existing capital resources and expected cash flows from operations will be adequate to satisfy its expected liquidity requirements at least for the next 12 months.

c.	On March 29, 2016, a “shelf” registration statement covering public offering of, from time to time, an aggregate of up to $50,000 of the Company's ordinary shares in one or more offerings was filed with the Securities and Exchange Commission ("SEC").

d.	In December 2014, one of the Company's customers (the "customer") in Latin America sent a termination announcement to the agreement between the parties, claiming for refund all amounts previously paid and damages. On August 30, 2015, the Company sent to the customer a counter notice and rejected completely all the customer's claims. The Company currently concludes that no potential loss with respect to the claim to refund or damages is considered probable. See also Note 1c to the Company’s audited financial statements as of December 31, 2015.

e.	During the three month period ended March 31, 2016, 88% of the total consolidated revenues of the Company were derived from one customer.